Exhibit 99.1

News release

Texas Instruments to acquire Silicon Labs

Enhances global leadership in embedded wireless connectivity solutions

Leverages Texas Instruments’ industry-leading, dependable, low-cost manufacturing capacity to better serve customers

Deepens customer engagement through Texas Instruments’ reach of market channels and cross-sell opportunities

Expected to generate ~$450 million of annual manufacturing and operational synergies within three years post-close

DALLAS and AUSTIN, Texas, February 4, 2026 — Texas Instruments (Nasdaq: TXN), a global semiconductor company that designs, manufactures and sells analog and embedded processing chips, and Silicon Labs (Nasdaq: SLAB), a leader in secure, intelligent wireless technology, today announced they have signed a definitive agreement under which Texas Instruments will acquire Silicon Labs for $231.00 per share in an all-cash transaction, representing a total enterprise value of approximately $7.5 billion.

The acquisition will create a global leader in embedded wireless connectivity solutions by combining Silicon Labs’ strong portfolio and expertise in mixed signal solutions with Texas Instruments’ leading analog and embedded processing portfolio and internally owned technology and manufacturing capabilities. The combined company will accelerate growth by better serving existing and new customers through enhanced innovation and market access.

“The acquisition of Silicon Labs is a significant milestone that strengthens our long-term embedded processing strategy. Silicon Labs’ leading embedded wireless connectivity portfolio enhances our technology and IP, enabling greater scale and allowing us to better serve our customers. Texas Instruments’ industry-leading and internally owned technology and manufacturing is optimized for Silicon Labs’ portfolio, and will provide customers dependable supply worldwide,” said Haviv Ilan, chairman, president and chief executive officer of Texas Instruments. “Together, we can do more. The Texas Instruments and Silicon Labs teams share a high-performing culture focused on excellence, engineering and innovation, and I am highly confident this transaction positions the combined company to deliver sustained value creation for Texas Instruments’ shareholders.”

“Texas Instruments and Silicon Labs share a strong Texas heritage and a long-term commitment to building technology companies the right way,” said Matt Johnson, president and CEO of Silicon Labs. “Over the last decade, Silicon Labs has delivered double-digit growth, driven by the accelerating demand for more connected devices. The opportunity ahead is significant for both Texas Instruments and Silicon Labs. By combining our embedded wireless connectivity portfolio with Texas Instruments’ scale, technology and manufacturing capabilities, we will be positioned to serve more customers and accelerate innovation.”

Compelling strategic and financial benefits

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Enhances global leadership in embedded wireless connectivity solutions: With breadth and depth across products, technology and customers, the combined company is positioned to be a leading provider of embedded wireless connectivity solutions, a fast-growing area with more devices getting connected every day. The transaction expands Texas Instruments’ portfolio with the addition of approximately 1,200 products that support a variety of wireless connectivity standards and protocols.

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Leverages industry-leading, dependable and low-cost manufacturing capacity to better serve customers: The transaction positions the combined company to deliver fully integrated process, design and manufacturing capabilities by reshoring Silicon Labs’ manufacturing from external foundries, leveraging Texas Instruments’ industry-leading and internally owned capacity. Texas Instruments’ manufacturing footprint includes 300mm wafer fab facilities in the U.S., as well as internal assembly and test capabilities, providing low-cost capacity available at scale for Silicon Labs’ products. Texas Instruments’ defined process technologies, including 28nm, are optimized for Silicon Labs’ wireless connectivity portfolio, enabling more efficient and faster future process technology design cycles.

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Deepens customer engagement through reach of market channel and cross-sell opportunities: Texas Instruments’ direct customer relationships, experienced sales force, and extensive website and e-commerce capabilities can accelerate growth further. Silicon Labs’ record of delivering approximately 15% compound annual revenue growth since 2014 is supported by increasing customer access, cross-sell opportunities and deepening engagement with existing customers. The combined company’s strengthened product portfolio will better serve its combined customer base.

•	Substantial synergy opportunity: The transaction is expected to generate ~$450 million in annual manufacturing and operational synergies within three years post-close.

Transaction details

Under the terms of the agreement, which has been unanimously approved by the Board of Directors of both companies, Silicon Labs stockholders will receive $231.00 in cash for each share of Silicon Labs common stock they hold at the time of closing. Texas Instruments expects to fund the transaction with a combination of cash on hand and debt financing to be arranged prior to closing. The transaction is not subject to any financing contingency.

The transaction is expected to close in the first half of 2027, subject to receipt of regulatory approvals and other customary closing conditions, including approval by Silicon Labs stockholders.

The transaction is expected to be accretive to Texas Instruments’ earnings per share, excluding transaction-related costs, in the first full year post-close. Texas Instruments remains committed to its capital return strategy to return 100% of free cash flow to shareholders over time via dividends and share repurchases.

Investor webcast

Today at 7 a.m. Central time, Texas Instruments will hold a webcast to discuss the transaction and answer questions.

You can access the webcast on the Investor Relations section of Texas Instruments’ website at https://investor.ti.com/upcoming-events. A recording of the webcast will be available shortly after the call concludes.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Texas Instruments, A&O Shearman is serving as legal counsel and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

Qatalyst Partners is serving as exclusive financial advisor to Silicon Labs, DLA Piper is serving as legal counsel, and FGS Global is serving as strategic communications advisor.

About Texas Instruments

Texas Instruments Incorporated (Nasdaq: TXN) is a global semiconductor company that designs, manufactures and sells analog and embedded processing chips for markets such as industrial, automotive, data center, personal electronics and communications equipment. At our core, we have a passion to create a better world by making electronics more affordable through semiconductors. This passion is alive today as each generation of innovation builds upon the last to make our technology more reliable, more affordable and lower power, making it possible for semiconductors to go into electronics everywhere. Learn more at ti.com.

About Silicon Labs

Silicon Labs (Nasdaq: SLAB) is a leading innovator in low-power connectivity, building embedded technology that connects devices and improves lives. Merging cutting-edge technology into the world’s most highly integrated SoCs, Silicon Labs provides device makers the solutions, support, and ecosystems needed to create advanced edge connectivity applications. Headquartered in Austin, Texas, Silicon Labs has operations in over 16 countries and is the trusted partner for innovative solutions in the smart home, industrial IoT, and smart cities markets.

Additional information and where to find it

In connection with the proposed transaction, Silicon Labs plans to file a proxy statement with the Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. STOCKHOLDERS OF SILICON LABS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SILICON LABS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by Silicon Labs at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Silicon Labs’ Investor Relations at investor.relations@silabs.com or (512) 416-8500.

Participants in Solicitation

Texas Instruments, Silicon Labs and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Texas Instruments’ directors and executive officers is available in (a) Texas Instruments’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “ITEM 10. Directors, executive officers and corporate governance,” “ITEM 11. Executive compensation,” “ITEM 12. Security ownership of certain beneficial owners and management” and “ITEM 13. Certain relationships and related transactions, and director independence,” which was filed with the SEC on February 14, 2025, and can be found at www.sec.gov; (b) Texas Instruments’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 5, 2025, under the headings “Election of directors,” “Executive compensation,” and “Security ownership of directors and management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Texas Instruments’ securities by its directors or executive officers have changed since the amounts set forth in Texas Instruments’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Texas Instruments will be available free of charge through the website maintained by the SEC at www.sec.gov and Texas Instruments’ website at https://investor.ti.com/. Information regarding Silicon Labs’ directors and executive officers is available in (a) Silicon Labs’ Annual Report on Form 10-K for the fiscal year ended December 28, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 4, 2025, and can be found at www.sec.gov; (b) Silicon Labs’ definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 12, 2025, under the headings “Proposal One: Election of Directors,” “Ownership of Securities,” “Executive Officers,” and “Compensation Discussion and Analysis,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Silicon Labs’ securities by its directors or executive officers have changed since the amounts set forth in Silicon Labs’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Silicon Labs’ definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Texas Instruments’ (“Texas Instruments”) or Silicon Labs’ (“Silicon Labs”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Texas Instruments’ or Silicon Labs’ plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed transaction, including the risks that (a) the proposed transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain Silicon Labs stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, and (d) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Texas Instruments or Silicon Labs or their respective businesses, including the risks that Texas Instruments’ or Silicon Labs’ stock price may decline significantly if the proposed transaction is not completed; (3) the effects that the announcement or pendency of the proposed transaction may have on Texas Instruments or Silicon Labs and their respective businesses, including the risks that as a result (a) Texas Instruments’ or Silicon Labs’ business, operating results or stock price may suffer, (b) Texas Instruments’ or Silicon Labs’ current plans and operations may be disrupted, (c) Texas Instruments’ or Silicon Labs’ ability to retain or recruit key employees may be adversely affected, (d) Texas Instruments’ or Silicon Labs’ business relationships (including, customers and suppliers) may be adversely affected, or (e) Texas Instruments’ or Silicon Labs’ management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Silicon Labs’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Silicon Labs and others; (6) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors, including the impact of the current global memory chip shortage; and (8) other factors described in the reports of (a) Texas Instruments filed with the SEC, including but not limited to the risks described in Texas Instruments’ Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and Texas Instruments’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC and (b) Silicon Labs filed with the SEC, including but not limited to the risks described in Silicon Labs’ Annual Report on Form 10-K for its fiscal year ended December 28, 2024, which was filed with the SEC on February 4, 2025, and Silicon Labs’ Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC. All forward-looking statements attributable to Texas Instruments or Silicon Labs, or persons acting on Texas Instruments’ or Silicon Labs’ behalf, are expressly qualified in their entirety by this cautionary statement. Further, each of Texas Instruments and Silicon Labs disclaims any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.